POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Charles E. Childs, III, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Aquila Funds Trust (formerly known as Aquila Three Peaks High Income Fund) (the “Trust”) (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Aquila Three Peaks Opportunity Growth Fund into a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 3rd day of March, 2013.

/s/ John M. Burlingame
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John M. Burlingame

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Charles E. Childs, III, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Aquila Funds Trust (formerly known as Aquila Three Peaks High Income Fund) (the “Trust”) (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Aquila Three Peaks Opportunity Growth Fund into a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 3rd day of March, 2013.

/s/ Theodore T. Mason
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Theodore T. Mason

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Charles E. Childs, III, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Aquila Funds Trust (formerly known as Aquila Three Peaks High Income Fund) (the “Trust”) (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Aquila Three Peaks Opportunity Growth Fund into a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 1st day of March, 2013.

/s/ Glenn P. O’Flaherty
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Glenn P. O’Flaherty

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Charles E. Childs, III, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Aquila Funds Trust (formerly known as Aquila Three Peaks High Income Fund) (the “Trust”) (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Aquila Three Peaks Opportunity Growth Fund into a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 1st day of March, 2013.

/s/ Russell K. Okata
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Russell K. Okata

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Charles E. Childs, III, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Aquila Funds Trust (formerly known as Aquila Three Peaks High Income Fund) (the “Trust”) (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Aquila Three Peaks Opportunity Growth Fund into a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 1st day of March, 2013.

/s/ John J. Partridge
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John J. Partridge

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Charles E. Childs, III, and each of them acting singly, her true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Aquila Funds Trust (formerly known as Aquila Three Peaks High Income Fund) (the “Trust”) (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Aquila Three Peaks Opportunity Growth Fund into a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 1st day of March, 2013.

/s/ Tucker Hart Adams
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Tucker Hart Adams

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Charles E. Childs, III, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Aquila Funds Trust (formerly known as Aquila Three Peaks High Income Fund) (the “Trust”) (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Aquila Three Peaks Opportunity Growth Fund into a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 1st day of March, 2013.

/s/ Gary C. Cornia
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Gary C. Cornia

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Charles E. Childs, III, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Aquila Funds Trust (formerly known as Aquila Three Peaks High Income Fund) (the “Trust”) (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Aquila Three Peaks Opportunity Growth Fund into a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 1st day of March, 2013.

/s/ Grady Gammage, Jr.
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Grady Gammage, Jr.